UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2013 (November 6, 2013)

AXION INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-13111 (Commission File Number)	84-0846389 (IRS Employer Identification No.)

180 South Street, Suite 104, New Providence, New Jersey (Address of principal executive offices)	07974 (Zip Code)

Registrant’s telephone number, including area code: (908) 542-0888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On November 8, 2013, Axion International Holdings, Inc. (the “Company”) issued a press release announcing that on Thursday, November 14, 2013 at 4:30 p.m. Eastern Time, the Company will host an investor conference call during which the Company will provide a brief financial overview of its third quarter financial results. A copy of such press release is being furnished as Exhibit 99.1.

Neither the information contained in this Item 2.02 nor in the press release shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 2.03 Creation of a Direct Financial Obligation.

On November 6, 2013, MLTM Lending, LLC (“MLTM”) and Samuel Rose (“Rose”) each loaned the Company an aggregate principal amount of $1,000,000, and in consideration of such loans, the Company issued its secured promissory notes (the “Secured Notes”) to MLTM and Rose, each of which shall be exchanged by the Company on a future date, when the authorized shares of capital stock of the Company are available, for one of the Company’s 8.0% convertible promissory notes (a “Convertible Note”) which shall be initially convertible into shares of the Company’s common stock, no par value (the “Common Stock”), at a conversion price equal to $0.40 per share of Common Stock, subject to adjustment on the terms provided therein, and associated warrants (the “Warrants”) to purchase the number of shares of Common Stock into which the Convertible Note is initially convertible, subject to adjustment as provided on the terms of the Warrants.

The Secured Notes are secured by a security interest and lien in all of the assets of the Company and Axion International, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, pursuant to the Security Agreement dated as of August 24, 2012, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2012, as amended by the First Amendment to Security Agreement dated as of October 21, 2013, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2013.

The Secured Notes, including all outstanding principal and accrued and unpaid interest, are due and payable on the earlier of November 29, 2013 or upon the occurrence of an Event of Default (as defined in the Secured Notes). The Company may prepay the Secured Notes, in whole or in part, upon 5 calendar days prior written notice to the holders thereof. Interest accrues on the Secured Notes at a rate of 8.0% per annum, payable in arrears on the date the Secured Notes are repaid or prepaid in full.

The foregoing summary provides only a brief description of the Secured Notes. The summary does not purport to be complete and is qualified in its entirety by the full text of the Secured Notes. A form of Secured Note is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2013, and is incorporated by reference herein. Other than the date on which interest begins to accrue, the Secured Notes issued by the Company pursuant to the transaction described above are materially the same as the form which is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2013.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press release issued by Axion International Holdings, Inc., dated November 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 8, 2013	AXION INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Donald W. Fallon
Donald W. Fallon Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Axion International Holdings, Inc., dated November 8, 2013